FIRST AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE

This FIRST AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE ("FIRST AMENDMENT"), is made and entered into as of March 19, 2001 (the FIRST AMENDMENT DATE"), by and between MAJESTIC-FULLERTON ROAD, LLC, a California limited liability company and PFG FULLERTON LIMITED PARTNERSHIP, an Iowa limited partnership (collectively, as "LANDLORD"), and HOT TOPIC ADMINISTRATION, INC., a California Corporation (as "TENANT').

                                    RECITALS:

A. Tenant and Majesty Realty Co., a California Corporation and Patrician Associates, Inc., a California corporation predecessor-in-interest to Landlord entered into that certain Industrial Real Estate Lease (the "LEASE"), dated December 10, 1998, whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 125,000 square feet of space (the "EXISTING PROPERTY") in the building commonly known as 18305 East San Jose Avenue, City of Industry, California.

B. Tenant desires to expand the Existing Property to include that certain adjacent space which is in the Project, consisting of approximately 125,000 square feet ("EXPANSION SPACE") in the building commonly known as 18305 East San Jose Avenue, City of Industry, California, as delineated on Exhibit "A" attached hereto and made a part hereof.

C. The parties desire to amend the Lease on the terms and conditions set forth in this First Amendment.

                                   AGREEMENT:

NOW, THEREFOR, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. TERMS. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this First Amendment.

2.       PROPERTY.

         2.1 TENANT'S ACCEPTANCE OF THE PROPERTY. Effective as of August 1, 2001 ("EXPANSION SPACE COMMENCEMENT Date"), the "Property" shall contain approximately 250,000 square feet of space in the Project and shall consist of the Existing Property and the Expansion Space. Tenant shall accept the Property in its presently existing, "as is" condition and Landlord has made no representation or warranty with regard to the condition of the Property of the Property or the suitability thereof for Tenant's business, nor shall Landlord be obligated to provide or pay for any improvement work or services related to the improvement of the Property; provided, however, Landlord, at its sole cost and expense, shall, at such time as is mutually agreeable to Landlord and Tenant, remove the presently existing demising wall as set forth on Exhibit "A" attached hereto ("LANDLORDS WORK"). Landlord shall use Landlord's standard building materials and finishes in the construction of Landlords Work. Since Tenant may be occupying a portion of the Property pursuant to the Lease; as amended by this First Amendment, while Landlord is performing Landlord's Work, Landlord agrees that it shall use commercially reasonable efforts to perform Landlord's Work in a manner so as to minimize interference with Tenant's business. Tenant hereby acknowledges that, notwithstanding Tenant's occupancy of a portion of the Property during the performance of Landlord's Work, Landlord shall be permitted to perform Landlord's Work during normal business hours, and Tenant shall provide a clear working area for Landlord's Work (including, but not limited to, the moving of furniture, fixtures and Tenant's property away from the area Landlord is conducting Landlord's Work).

                  Tenant hereby agrees that the performance of Landlord's Work shall in no way constitute a constructive eviction of Tenant not entitle Tenant to, if any, abatement of rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from Landlords Work, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of whole or any part of the Property, for loss of or damage to Tenant's personal property, merchandise, fixtures or improvements, or for any inconvenience or annoyance resulting form Landlord's Work or for Landlord's actions in connection with Landlord's Work.

         2.2 RESTORATION OF THE DEMISING WALL. Prior to the termination of this Lease, Tenant, at Tenant's sole cost and expense, shall restore the above referenced demising wall.

3.       RENT.

         3.1 BASE RENT. Effective as of the Expansion Space Commencement Date, the monthly Base Rent for the Property shall be NINETY-FOUR THOUSAND THREE HUNDRED TWENTY-FIVE AND NO/100 DOLLARS ($94,325.00).

         3.2 PREPAID RENT. Concurrent with Tenant's execution and delivery of this First Amendment, Tenant shall deliver to Landlord a check payable to Landlord in the amount of FIFTY THOUSAND FIVE HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($50,757.00), which amount represents the first month's rent due for the Expansion Space.

         3.3 TENANT'S SHARE. Effective as of the Expansion Space Commencement Date, Section 1.12(b)(iv) is deleted in its entirely and the following is substituted in place thereof:

                           "Tenant's Initial Pro Rata Share of Common Area Expenses is 100%."

         3.4 LANDSCAPE FEE. Effective as of the Expansion Space Commencement Date, the Landscape Fee shall commence at an amount equal to ONE THOUSAND TWO HUNDRED FIFTY AND NO/100 DOLLARS ($1,250.00); provided however Landlord and Tenant acknowledge that such amount may be adjusted in accordance to the terms of Article 16 of the Lease, as amended by this First Amendment.

4. SECURITY DEPOSIT. Concurrently with Tenant's execution and delivery of this First Amendment, Tenant shall deposit with Landlord an additional Security Deposit in an amount equal to FIFTY THOUSAND FIVE HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($50,575.00) as additional security for the performance by Tenant of its obligation under the Lease, as amended by this First Amendment.

5.       DELETIONS. Effective as of the Expansion Space Commencement Date,
         Article 17 of the Lease are hereby deleted and shall be of no further force or effect.

6. BROKERS. The parties recognize that the only brokers involved in the negotiation of this First Amendment are Majestic Realty Co. and The Staubach Company and agree that Landlord shall be solely responsible for the payment of any "Brokerage Commission" to such broker. Each party represents and warrants to the other that they have not dealt with any other broker in connection with the negotiation and consummation of this First Amendment and they each know of no other real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this First Amendment. Each party agrees to indemnify and defend the other party against, and hold the other party harmless from, any and all claims, demands, losses, liabilities, damages, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any other real estate broker or agent.

7. NO OTHER MODIFICATIONS. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this First Amendment.

8. BINDING EFFECT. The provisions of this First Amendment shall be binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the parties hereto.

9. AUTHORITY. The parties represent and warrant that they have the requisite authority to bind the entity on whose behalf they are signing.

10. COUNTERPARTS. This First Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this First Amendment, and all such counterparts together shall constitute one and the same First Amendment.

         IN WITNESS WHEREOF, the parties have entered into this First Amendment as of the date first set forth above.

"LANDLORD"                                      "TENANT"

MAJESTIC-FULLERTON ROAD, LLC,                   HOT TOPIC ADMINISTRATION, INC.
a California limited liability company          a California corporation

By: MAJESTIC REALTY CO.,                        By: /s/ Betsy McLaughlin
a California corporation, its sole member
                                                Its: BETSY MCLAUGHLIN, PRESIDENT

By:                                             By: /s/ Marc Bertone
   ---------------------------------               -----------------------------
    Its:                                           Its: MARC BERTONE, VICE
                                                        PRESIDENT
         ---------------------------                    ------------------------

PFG FULLERTON LIMITED PARTNERSHIP,
an Iowa limited partnership

By: PATRICIAN ASSOCIATES, INC.,
    a California corporation, its general partner

By:
    -------------------------------
    Its:
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By:
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     Its:
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GUARANTOR HEREBY ACKNOWLEDGES AND AGREES TO THE TERMS OF THIS FIRST AMENDMENT TO
INDUSTRUAL REAL ESTATE LEASE AS OF THE DATE FIRST SET FORTH ABOVE.


HOT TOPIC, INC.
a California corporation

By: /s/ Betsy McLaughlin
   --------------------------------
     Its: BETSY MCLAUGHLIN, PRESIDENT

By: /s/ Marc Bertone
   --------------------------------
     Its: MARC BERTONE, VICE PRESIDENT
          -------------------------